                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Cisco Systems, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

          [ ]  Fee paid previously with preliminary materials.

          ---------------------------------------------------------------------

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                           [CISCO SYSTEMS LETTERHEAD]



October 1, 1999



Organization
Contact Name
Address
Address
City, State and zip code

DEAR CISCO SYSTEMS SHAREHOLDER:

     Since your organization is a substantial investor in the Common Stock of Cisco Systems, Inc., (cusip 17275R-10-2), we have enclosed the company's Proxy Statement in connection with the Annual Meeting of Stockholders scheduled for Wednesday, November 10, 1999.

     At this very important meeting, you are being asked to vote on several key proposals, including an amendment to the Articles of Incorporation that, if approved, would increase the authorized number of shares of Common Stock from 5,400,000,000 to 10,000,000,000. Knowing your shares are most likely held through a custodian bank and that the normal distribution of these materials could be delayed, management thought you would appreciate receiving your personal copy of the materials at the same time they are being sent to holders of record.

     Corporate Investor Communications, Inc. is the proxy solicitor for Cisco and is available to answer any questions you may have. You may contact Bill Fiske directly at (201) 896-5691. On behalf of Cisco Systems, Inc., thank you in advance for taking prompt action with your proxy vote.

Sincerely,



William P. Fiske
Vice President